Exhibit 10.40

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), dated as of September 22, 2006, is entered into by and among the Lenders signatory hereto, ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent and administrative agent for the Lenders (in such capacities, “Agent”), MAGNETEK, INC., a Delaware corporation (“Borrower”), and each of Borrower’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Borrower, are referred to hereinafter as a “Loan Party” and individually and collectively, jointly and severally, as the “Loan Parties”).  Terms used herein without definition shall have the meanings ascribed to them in the Financing Agreement defined below.

RECITALS

A.            The Lenders, Agent and Loan Parties have previously entered into that certain Financing Agreement dated September 30, 2005, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated November 29, 2005 and by that certain Amendment No. 2 to Financing Agreement, dated April 24, 2006 (as amended, modified and supplemented from time to time, the “Financing Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Loan Parties.

B.            Certain Events of Default have occurred and are continuing under the Financing Agreement due to Loan Parties’ failure to (i) achieve the minimum amount of TTM EBITDA set forth in Section 7.03(c) of the Financing Agreement for the period ending June 30, 2006, (ii) maintain the minimum Fixed Charge Coverage Ratio set forth in Section 7.03(b) of the Financing Agreement as of June 30, 2006 and (iii) maintain a Leverage Ratio of no more than the amount set forth in Section 7.03(a) of the Financing Agreement as of June 30, 2006 (collectively, the “Known Existing Defaults”).

C.            The Loan Parties have requested that the Agent and Lenders forbear from exercising their rights and remedies under the Financing Agreement and the other Loan Documents in order to give the Loan Parties time to negotiate a sale of the Stock of MagneTek S.p.A., a company organized under the laws of Italy, and of certain other assets associated with its “Power Electronics Group” division.

D.            Agent and the Lenders are willing, for a limited period of time and on the terms and conditions set forth herein, to forbear from exercising their rights and remedies under the Financing Agreement and the other Loan Documents with respect to the Known Existing Defaults.

E.             The Loan Parties are entering into this Agreement with the understanding and agreement that, except as specifically provided herein, none of the Agent’s or Lenders’ rights or remedies as set forth in the Financing Agreement or any other Loan Document are being waived or modified by the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Incorporation of Recitals.  Each of the above recitals is expressly incorporated herein and is represented by each Loan Party to be true and correct.

2.             Reaffirmation of Obligations.  Each Loan Party hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, and each Loan Party hereby reaffirms its obligations under the Loan Documents.  Agent’s and the Lenders’ entry into this Agreement or any of the documents referenced herein, their negotiations with any party with respect to any Loan Document, their conduct of any analysis or investigation of any Collateral for the Obligations or any Loan Document, their acceptance of any payment from any Loan Party or any other party of any payments made prior to the date hereof, or any other action or failure to act on the part of Agent or any Lender shall not constitute (a) a modification of any Loan Document or (b) a waiver of any Default or Event of Default under the Financing Agreement, including, without limitation, the Known Existing Defaults, or a waiver of any term or provision of any Loan Document.

3.             Agreement to Forbear.  For the Forbearance Period (as defined below), the Agent and Lenders shall not take any action or commence any proceedings with respect to the enforcement of any of their rights or remedies under the Loan Documents as a result of the Known Existing Defaults.  The parties agree that neither the foregoing agreement by Agent and Lenders nor the acceptance by Agent or Lenders of any of the payments provided for in the Loan Documents, nor any payment prior to the date hereof shall, however, (a) excuse any party from any of its obligations under the Loan Documents (other than as set forth in Section 5 below), or (b) toll the running of any time periods applicable to any such rights and remedies, including, without limitation, any grace periods with respect to Defaults under the Loan Documents or otherwise.  Each Loan Party agrees that it will not assert laches, waiver or any other defense to the enforcement of any of the Loan Documents based upon the foregoing agreement Agent and Lenders to forbear or the acceptance by Agent or Lenders of any of the payments provided for in the Loan Documents or any payment prior to the date hereof.  As used herein, “Forbearance Period” shall mean the period commencing upon the effectiveness of this Agreement and continuing until the earlier to occur of: (x) any Default or Event of Default under any of the Loan Documents (other than any Known Existing Default) or (y) October 31, 2006.

4.             Termination of Agreement to Forbear.  Each Loan Party acknowledges and agrees that upon the termination of the Agent and Lenders’ agreement to forbear as provided in Section 3 hereof, Agent, on behalf of the Lenders, shall be entitled to exercise any or all of its remedies under the Loan Documents, including, without limitation, the appointment of a receiver, the acceleration of the Obligations and the enforcement under the Code of any liens in favor of Agent, as a result of the Known Existing Defaults, and at any time Agent and Lenders shall be entitled to exercise any or all of their remedies under the Loan Documents as a result of any other Default or Event of Default under the Loan Documents.

5.             Agreement to Defer October 1, 2006 Principal Payment.  Anything in Section 2.03(b) of the Financing Agreement notwithstanding, the parties hereby agree that the October 1, 2006 installment principal payment of $1,000,000 shall not be due until the end of the Forbearance Period.

6.             Release; Covenant Not to Sue.

(a)           Each Loan Party hereby absolutely and unconditionally releases and forever discharges Agent and Lenders, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California (or any comparable provision of any other applicable law), which provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him might have materially affected his settlement with the debtor.”

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)           Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Loan Party pursuant to the above release.  If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

7.             Effectiveness of this Agreement.  Agent must have received the following items, in form and content acceptable to Agent, before this Agreement is effective and the Lenders are required to resume making extensions of credit to Loan Parties under the Financing Agreement.

(a)           Agreement; Acknowledgement and Release.  This Agreement and the attached Acknowledgement and Release by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties.

(b)           Forbearance as to First Lien Credit Agreement, etc.  Evidence that the Loan Parties, First Lien Agent and the Lenders (as defined in the First Lien Credit Agreement) have entered into a forbearance agreement with respect to the First Lien Credit Agreement reflecting substantially the same terms set forth in this Agreement (the “First Lien Forbearance”) or otherwise satisfactory to Agent.

(c)           Representations and Warranties.  Except for the existence of the Known Existing Defaults, the representations and warranties set forth herein and in the Financing Agreement must be true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof).

(d)           Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded, as required by Agent.

8.             Representations and Warranties.  Each Loan Party represents and warrants as follows:

(a)           Authority.  Each Loan Party has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Loan Documents to which it is a party.  The execution, delivery and performance by each Loan Party of this Agreement have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Agreement has been duly executed and delivered by each Loan Party.  This Agreement and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

(c)           Representations and Warranties.  The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

(d)           Due Execution.  The execution, delivery and performance of this Agreement are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Loan Party.

(e)           No Default.  Other than the Known Existing Defaults, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(f)            No Duress.  This Agreement has been entered into without force or duress, of the free will of each Loan Party.  Each Loan Party’s decision to enter into this Agreement is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.

(g)           Counsel.  Each Loan Party has read and understands this Agreement, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

9.             Choice of Law.  The validity of this Agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

10.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telefacsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

11.           Reference to and Effect on the Loan Documents.

(a)           Upon and after the effectiveness of this Agreement, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to “the Financing Agreement”, “thereof” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as supplemented hereby.

(b)           The Financing Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Loan Party to Agent and Lenders.

(c)           The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

12.           Ratification.  Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Financing Agreement and the Loan Documents effective as of the date hereof.

13.           Integration.  This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14.           Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15.           Submission of Amendment.  The submission of this Agreement to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to forbear from exercising any of their rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

16.           Modification.  This Agreement may not be amended, waived or modified in any manner without the written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

BORROWER:

MAGNETEK, INC.

By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

GUARANTORS:

MAGNETEK ADS POWER, INC.

By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

MAGNETEK MONDEL HOLDING, INC.

By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

MONDEL ULC
By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

MAGNETEK NATIONAL ELECTRIC COIL, INC.

By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

MAGNETEK ALTERNATIVE ENERGY, INC.

By:	/s/ David P. Reiland
Name:	David P. Reiland
Title:	Executive VP and CFO

[MAGNETEK, INC.]

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC

By:	/s/ Michael Grenier
Name:	Michael Grenier
Title:	Vice President

LENDERS:

ABLECO FINANCE LLC,
on behalf of itself and its affiliate assigns

By:	/s/ Michael Grenier
Name:	Michael Grenier
Title:	Vice President

[MAGNETEK, INC.]

[SIGNATURE PAGE TO FORBEARANCE AGREEMENT]